DEAN WITTER DIVERSIFIED INCOME TRUST     Two World Trade Center, New York, New
                                         York 10048
LETTER TO THE SHAREHOLDERS October 31, 1995

DEAR SHAREHOLDER:

After suffering sharp declines during most of 1994 as interest rates rose significantly, the U.S. fixed-income markets began to show signs of life in the fourth quarter of 1994 and started to rebound during the first quarter of 1995.

The bond market rally continued through the second and third quarters of 1995, with yields on intermediate- and long-term bonds declining to levels last seen before the Federal Reserve Board began its restrictive monetary policy in February 1994. As of October 31, 1995, the yield on the 30-year U.S. Treasury bond was 6.33 percent, compared to 7.97 percent a year ago. Much of the bond market's strength during 1995 can be attributed to the continued slowdown in the pace of economic activity, as housing starts, automobile sales and retail sales have all declined. In addition, despite today's relatively low unemployment level and the volatility of the commodities markets, inflation has stabilized below three percent. Recent economic data supports the perception that the Federal Reserve has successfully orchestrated a "soft landing," whereby the U.S. economy is growing quickly enough to avoid recession, yet not so rapidly that inflationary pressure becomes a major issue.

Outside of the United States, European bonds turned in a mixed performance in the first half of the fiscal year, supported on the one hand by the U.S. bond rally, but undermined on the other hand by political and budget issues. However, in the second half, these markets rallied as these issues were addressed in a more decisive fashion by the affected countries and by the community of European countries as a whole. Also aiding this rally was the lowering of interest rates in Germany in response to slowing economic growth and improving inflation reports. As a result, yields on three-year German and Italian bonds declined by 2.3 percent and 2.2 percent, respectively, from the highs seen earlier in the year.

In the foreign exchange markets, the U.S. dollar plummeted to new historical lows against the Japanese yen and the German mark during the

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

first six months of the fiscal year, mainly due to the ongoing trade dispute between the U.S. and Japan. In the second half of the year, however, the U.S. currency regained some of its composure thanks to aggressive and concerted intervention by the U.S., Germany and Japan, and the U.S.-Japan agreement on auto parts, and subsequently, the unveiling of the Japanese deregulatory package combined with two reductions of the Japanese Official Discount Rate. For the twelve-month period, the dollar depreciated by 6.5 percent against the German mark, while appreciating by 5.3 percent against the Japanese yen. Overall, the U.S. dollar lost 2.3 percent on a trade-weighted basis.

The high-yield market has had a strong 1995 thus far, benefiting from the rally in the Treasury market, which has driven long-term interest rates significantly lower, as well as from the continued strength in corporate earnings. As is typical in a decelerating economic environment however, high yield bonds have lagged the 1995 rally in Treasuries a bit, as concerns over the severity of the economic slowdown have offset some of the benefit of lower interest rates.

PERFORMANCE AND PORTFOLIO

               DEAN WITTER DIVERSIFIED INCOME TRUST
                                                        GROWTH OF $10,000
                                LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE

                  DATE                         INDEX               TOTAL

          April  9, 1992                      $10,000             $10,000
          October 31, 1992                    $10,373             $10,620
          October 31, 1993                    $11,410             $11,679
          October 31, 1994                    $11,050             $11,454
          October 31, 1995                    $12,358             $12,888
                                       (3)


          AVERAGE ANNUAL TOTAL RETURNS
                                  1 YEAR          LIFE OF FUND

                                 10.76 (1)          6.59 (1)
                                  5.76 (2)          6.13 (2)


                                     Fund              Lehman (4)

          Past performance is not predictive of future returns.
          ________________________________________

          (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

          (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 Year-5%, since inception-2%). See the Fund's current prospectus for complete details on fees and sales charges.

          (3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on October 31, 1995.

          (4) The Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. Unlike the fund, the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Against this backdrop, Dean Witter Diversified Income Trust produced a total return of 10.76 percent for the twelve months ended October 31, 1995, compared to a return of 12.54 percent for the Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index (the Index) and a return of
12.09 percent for the Lehman Brothers Mutual Fund Short World Multimarket Index. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (April 9, 1992) versus the performance of a similar investment in the issues that comprise the Lehman Brothers Mutual Fund Government/Corporate Intermediate Bond Index.

As of October 31, 1995, the Fund's net assets exceeded $542 million. Assets were divided equally among shorter-term global securities, U.S. government and

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

agency-backed securities and higher-yielding corporate bonds. During the fiscal year, the Fund's dividends totaled approximately $0.72 per share.

SHORT-TERM GLOBAL SECTOR

The investment strategy of the portfolio's global sector in this market environment was to increase its allocation to the Italian, Spanish and Swedish markets in the second half of the year, taking advantage of higher yields and rising bond prices in these markets. As of October 31, 1995, 13 percent of the global sector's assets were in North America, 67 percent were in Europe and 20 percent in the Pacific Basin countries. These investment positions consisted of government securities of varying maturities up to three years. The average maturity of the global sector averaged about 1.5 years during the fiscal year. Some of the currency risks of these investments were not hedged back into the dollar as the U.S. currency declined in value.

U.S. GOVERNMENT/MORTGAGE SECTOR

With the decline in interest rates during the fiscal year, current coupon mortgage-backed securities have gone from 8.5 percent in November 1994 to 7.0 percent in October 1995. Periodically, when the mortgage market lagged the U.S. Treasury market rally, current coupon mortgages were purchased at attractive levels, enhancing the portfolio's U.S. government/mortgage sector prospects for capital appreciation and current income.

As of October 31, 1995, 89 percent of this sector was invested in mortgage-backed securities issued by the Federal National Mortgage Association (FNMA), the Government National Mortgage Association (GNMA), and the Federal Home Loan Mortgage Corp. (FHLMC) with 6.5 percent to 8.5 percent coupons, 4 percent in U.S. Treasuries and the remaining 7 percent invested in FNMA and Treasury strips.

HIGH-YIELD SECTOR

The investment strategy of the Fund's high-yield sector entering 1995 was to capitalize on the opportunity created by the 1994 market correction by positioning the portfolio for an eventual rebound in the high-yield bond market. Despite the fact that corporate credit quality remained strong, the 1994 market correction pushed the yields on many B-rated issues 300-400 basis points higher (to the 13-14 percent range) and caused bond prices in some cases to decline by as much as 15-20 percent. In light of these opportunities, the high-yield sector significantly increased its emphasis on discounted issues (primarily B-rated) during the latter part of 1994 and early part of 1995. This renewed focus on discounted issues has helped to boost 1995's returns to date and should provide more long-term capital appreciation

DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

potential for the Fund in the future. While the Fund's portfolio is currently still positioned for further upside in the high-yield market, it does maintain a sizable position in various defensive securities, in order to provide the flexibility needed to take advantage of any interim opportunities that may arise.

LOOKING AHEAD

Going forward, we expect the economy to maintain a slow-to-moderate pace for the remainder of 1995. Despite a 25 basis point cut in the federal-funds rate in mid-1995, we believe that the Federal Reserve will want to see a sustained confirmation of weak economic trends before taking further action. Inflation should continue to remain subdued, albeit at a modestly higher level than 1994, at approximately three percent. Outside the U.S., accommodative monetary policies by the other major countries should bode well for the global bonds. Also, the substantial progress in budgetary discipline that has been seen in Europe, especially in Italy, Spain and Sweden should lead to strong performance by these international bond markets.

We appreciate your ongoing support of Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995

   PRINCIPAL
   AMOUNT IN                                                                            COUPON     MATURITY
   THOUSANDS                                                                             RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
                     GOVERNMENT & CORPORATE BONDS (95.1%)
                     AUSTRALIA (1.6%)
                     Government Obligations
Au$     7,600        New South Wales Treasury Corp. (g)  .............................   8.50 %    03/01/96    $ 5,787,569
        3,700        Queensland Treasury Corp. (g)  ..................................   8.00      05/14/97      2,820,436
                                                                                                             --------------
                     TOTAL AUSTRALIA  .......................................................................    8,608,005
                                                                                                             --------------
                     CANADA (4.0%)
                     Government Obligations
Ca$     5,730        Canada Treasury Bond (g)  .......................................  10.25      03/01/96      4,322,886
        5,100        Canada Treasury Bond (g)  .......................................   9.25      05/01/96      3,854,810
       14,930        Canada Treasury Bond (g)  .......................................   9.25      10/01/96     11,412,612
        2,100        Ontario Province (g)  ...........................................  10.00      09/30/96      1,599,002
                                                                                                             --------------
                     TOTAL CANADA  ..........................................................................   21,189,310
                                                                                                             --------------
                     DENMARK (4.4%)
                     Government Obligations
DKr    85,000        Denmark Treasury Note (g)  ......................................   9.00      11/15/96     16,065,934
       41,150        Denmark Treasury Note (g)  ......................................   9.00      11/15/98      8,056,658
                                                                                                             --------------
                     TOTAL DENMARK  .........................................................................   24,122,592
                                                                                                             --------------
                     GERMANY (4.9%)
                     Finance (0.8%)
DEM     6,000        Deutsche Finance BV  ............................................   6.25      04/08/97      4,380,959
                                                                                                             --------------
                     Government Obligation (4.1%)
       30,000        Bundes Obligation (g)  ..........................................   8.375     01/20/97     22,363,055
                                                                                                             --------------
                     TOTAL GERMANY  .........................................................................   26,744,014
                                                                                                             --------------
                     ITALY (3.2%)
                     Government Obligation
ITL   27,785 M       Italy Treasury Bond (g)  ........................................  10.50      04/15/98     17,305,337
                                                                                                             --------------
                     NEW ZEALAND (4.6%)
                     Government Obligations
NZ$    10,200        New Zealand Treasury Bond (g)  ..................................   9.00      11/15/96      6,799,844
        9,500        New Zealand Treasury Bond (g)  ..................................  10.00      07/15/97      6,504,503
       17,115        New Zealand Treasury Bond (g)  ..................................   8.00      07/15/98     11,468,375
                                                                                                             --------------
                     TOTAL NEW ZEALAND  .....................................................................   24,772,722
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

   PRINCIPAL
   AMOUNT IN                                                                            COUPON     MATURITY
   THOUSANDS                                                                             RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
                     SPAIN (3.1%)
                     Government Obligations
ESP    1,060 M       Spain Treasury Bond (g)  ........................................   7.30 %    07/30/97    $ 8,335,712
       1,016 M       Spain Treasury Bond (g)  ........................................  11.45      08/30/98      8,570,391
                                                                                                             --------------
                     TOTAL SPAIN  ...........................................................................   16,906,103
                                                                                                             --------------
                     SWEDEN (4.9%)
                     Government Obligation
SEK   172,300        Sweden Treasury Bond  ...........................................  10.75      01/23/97     26,552,895
                                                                                                             --------------
                     UNITED STATES (64.4%)
                     Aerospace (0.8%)
  $     4,750        Sabreliner Corp. (Series B)  ....................................  12.50      04/15/03      4,465,000
                                                                                                             --------------
                     Airlines (1.5%)
        9,000        GPA Delaware, Inc.  .............................................   8.75      12/15/98      8,055,000
                                                                                                             --------------
                     Automotive (0.8%)
        3,500        Am General Corp.  ...............................................  12.875     05/01/02      3,500,000
        2,000        Envirotest Systems, Inc.  .......................................   9.625     04/01/03      1,240,000
                                                                                                             --------------
                                                                                                                 4,740,000
                                                                                                             --------------
                     Cable & Telecommunications (3.9%)
        4,342        Adelphia Communications Corp. (Series B)  .......................   9.50 +    02/15/04      3,604,070
        7,400        AT&T Capital Corp.  .............................................  15.00      05/05/97      8,322,005
       11,500        In-Flight Phone Corp. (Units)++ - 144A**                           14.00 ++   05/15/02      5,175,000
        4,000        Paxson Communications - 144A**  .................................  11.625     10/01/02      3,930,000
                                                                                                             --------------
                                                                                                                21,031,075
                                                                                                             --------------
                     Computer Equipment (1.7%)
        3,000        IBM Credit Corp.  ...............................................  15.00      06/13/96      3,160,920
        6,050        Unisys Corp.  ...................................................  13.50      07/01/97      6,155,875
                                                                                                             --------------
                                                                                                                 9,316,795
                                                                                                             --------------
                     Consumer Products (0.5%)
        2,500        J.B. Williams Holdings, Inc.  ...................................  12.00      03/01/04      2,525,000
                                                                                                             --------------
                     Containers (0.8%)
        8,000        Ivex Holdings Corp. (Series B)  .................................  13.25 ++   03/15/05      4,540,000
                                                                                                             --------------
                     Electrical & Alarm Systems (0.8%)
        5,000        Mosler, Inc.  ...................................................  11.00      04/15/03      4,150,000
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

   PRINCIPAL
   AMOUNT IN                                                                            COUPON     MATURITY
   THOUSANDS                                                                             RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Entertainment/Gaming & Lodging (3.7%)
  $     3,500        Fitzgeralds Gaming Corp. - 144A**  ..............................  14.25 *%   03/15/96    $ 2,800,000
        4,000        GNF Corporation (Series B)  .....................................  10.625     04/01/03      3,510,000
        3,500        Motels of America, Inc. (Series B)  .............................  12.00      04/15/04      3,526,250
        2,250        Santa Fe Hotel Inc.  ............................................  11.00      12/15/00      1,620,000
        2,500        Six Flags Theme Parks Corp. - 144A**  ...........................  12.25 ++   06/15/05      1,968,750
       14,291        Spectravision, Inc. (c)  ........................................  11.65      12/01/02      1,411,236
        3,000        Trump Castle Funding, Inc.  .....................................  11.75      11/15/03      2,415,000
        3,000        Trump Taj Mahal (Series A)  .....................................  11.35      11/15/99      2,565,000
                                                                                                             --------------
                                                                                                                19,816,236
                                                                                                             --------------
                     Foods & Beverages (4.3%)
        7,400        Envirodyne Industries, Inc.  ....................................  10.25      12/01/01      5,772,000
        3,000        PepsiCo Inc.  ...................................................  15.00      06/14/96      3,160,500
        3,000        SC International Services, Inc.  ................................  13.00      10/01/05      3,060,000
        7,500        Seven Up/RC Bottling Co. Southern California, Inc. (d)  .........  11.50      08/01/99      3,293,835
       16,750        Specialty Foods Acquisition Corp. (Series B)  ...................  13.00 ++   08/15/05      7,956,250
                                                                                                             --------------
                                                                                                                23,242,585
                                                                                                             --------------
                     Manufacturing (2.0%)
        5,000        Alpine Group, Inc. - 144A**  ....................................  12.25      07/15/03      4,762,500
        2,000        Berry Plastics Corp.  ...........................................  12.25      04/15/04      2,110,000
        4,000        Uniroyal Technology Corp.  ......................................  11.75      06/01/03      3,800,000
                                                                                                             --------------
                                                                                                                10,672,500
                                                                                                             --------------
                     Manufacturing - Diversified (2.5%)
        3,000        Foamex L.P.  ....................................................  11.875     10/01/04      3,030,000
        4,000        Interlake Corp.  ................................................  12.125     03/01/02      3,780,000
        2,500        J.B. Poindexter & Co., Inc.  ....................................  12.50      05/15/04      2,337,500
        7,000        Jordan Industries, Inc.  ........................................  11.75 ++   08/01/05      4,235,000
                                                                                                             --------------
                                                                                                                13,382,500
                                                                                                             --------------
                     Oil & Gas (1.2%)
        4,000        Deeptech International, Inc.  ...................................  12.00      12/15/00      3,520,000
        3,500        Empire Gas Corp.  ...............................................   7.00      07/15/04      2,975,000
                                                                                                             --------------
                                                                                                                 6,495,000
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

   PRINCIPAL
   AMOUNT IN                                                                            COUPON     MATURITY
   THOUSANDS                                                                             RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Publishing (2.1%)
  $     6,000        Affiliated Newspapers Investments, Inc.  ........................  13.25 ++%  07/01/06    $ 3,480,000
        3,800        BFP Holdings, Inc. (Series B)  ..................................  13.50 ++   04/15/04      3,002,000
        2,500        Garden State Newspapers, Inc.  ..................................  12.00      07/01/04      2,506,250
        4,000        United States Banknote Corp. (Series B)  ........................  11.625     08/01/02      2,600,000
                                                                                                             --------------
                                                                                                                11,588,250
                                                                                                             --------------
                     Restaurants (3.6%)
        3,950        American Restaurant Group  ......................................  12.00      09/15/98      2,923,000
        6,000        American Restaurant Group Holdings, Inc.  .......................  14.00 ++   12/15/05      2,805,000
        5,000        Carrols Corp.  ..................................................  11.50      08/15/03      5,012,500
       10,950        Flagstar Corp.  .................................................  11.25      11/01/04      7,884,000
        1,000        Starbucks Corp. (Conv.)  ........................................   4.25      11/01/02      1,002,500
                                                                                                             --------------
                                                                                                                19,627,000
                                                                                                             --------------
                     Retail (0.8%)
        2,330        Cort Furniture Rental Corp.  ....................................  12.00      09/01/00      2,458,150
        2,000        County Seat Stores Co.  .........................................  12.00      10/01/02      1,800,000
                                                                                                             --------------
                                                                                                                 4,258,150
                                                                                                             --------------
                     Textiles - Apparel Manufacturers (1.3%)
        6,083        JPS Textile Group, Inc.  ........................................  10.85      06/01/99      5,535,184
        2,000        U.S. Leather, Inc.  .............................................  10.25      07/31/03      1,640,000
                                                                                                             --------------
                                                                                                                 7,175,184
                                                                                                             --------------
                     U.S. Government & Agencies Obligations (32.1%)
        4,649                                                                                      10/01/24-
                     Federal Home Loan Mortgage Corp (0.9%)  .........................   8.00      05/01/25      4,760,377
                                                                                                             --------------
                     Federal National Mortgage Assoc. (22.1%)
       11,000                                                                                      12/20/01-
                     Principal Strip  ................................................   0.00      02/01/05      8,017,030
       20,972        .................................................................   6.50      10/01/08-
                                                                                                   02/01/24     20,613,063
       24,272        .................................................................   7.00      08/01/08-
                                                                                                   06/01/24     24,100,578
        5,000        .................................................................   7.00         ***        4,953,125
       17,996        .................................................................   7.50      02/01/22-
                                                                                                   07/01/25     18,170,553
        5,000        .................................................................   7.50         ***        5,048,438

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

   PRINCIPAL
   AMOUNT IN                                                                            COUPON     MATURITY
   THOUSANDS                                                                             RATE        DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
      $10,661        .................................................................   8.00%     09/01/01-
                                                                                                   06/01/22   $ 10,909,448
       26,979        .................................................................   8.50      07/01/17-
                                                                                                   05/01/25     27,932,159
                                                                                                             --------------
                                                                                                               119,744,394
                                                                                                             --------------
                     Government National Mortgage Assoc. (7.2%)
        4,841        .................................................................   6.50      11/20/23-
                                                                                                   02/20/24      4,680,739
        3,851        .................................................................   7.00      12/15/22-
                                                                                                   03/15/24      3,820,846
       15,915        .................................................................   7.50      04/15/22-
                                                                                                   07/20/25     16,069,421
        9,266        .................................................................   8.00      01/15/22-
                                                                                                   10/15/24      9,526,951
        4,752        .................................................................   8.50      08/15/22-
                                                                                                   12/15/24      4,943,746
                                                                                                             --------------
                                                                                                                39,041,703
                                                                                                             --------------
                     U.S. Treasury Notes (1.2%) (g)
        1,000        .................................................................   4.75      09/30/98        974,219
        2,000        .................................................................   4.75      10/31/98      1,946,563
        2,000        .................................................................   6.25      08/31/00      2,033,750
        2,000        .................................................................   5.75      10/31/00      1,994,375
                                                                                                             --------------
                                                                                                                 6,948,907
                                                                                                             --------------
                     U.S. Treasury Strip (0.7%) (g)
        4,000        .................................................................   0.00      05/15/97      3,673,143
                                                                                                             --------------
                     TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS  ..........................................  174,168,524
                                                                                                             --------------
                     TOTAL UNITED STATES  ...................................................................  349,248,799
                                                                                                             --------------
                     TOTAL GOVERNMENT & CORPORATE BONDS
                     (Identified Cost $523,727,000)  ........................................................  515,449,777
                                                                                                             --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 NUMBER OF
   SHARES                                                                                                     VALUE
-----------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS (a) (1.8%)
                Building & Construction (0.8%)
     128,500    USG Corp. (b)  ..........................................................................   $3,742,562
                                                                                                         --------------
                Consumer Products (0.1%)
      37,700    Thermoscan, Inc. (Class B) - 144A**  ....................................................      597,922
                                                                                                         --------------
                Entertainment/Gaming & Lodging (0.0%)
       2,000    Motels of America, Inc. - 144A**  .......................................................      176,000
                                                                                                         --------------
                Foods & Beverages (0.1%)
     198,750    Specialty Foods Acquisition Corp. - 144A**  .............................................      596,250
                                                                                                         --------------
                Manufacturing - Diversified (0.5%)
     353,500    Interlake Corp.  ........................................................................      707,000
     125,000    Thermadyne Holdings Corp. (b)  ..........................................................    2,125,000
                                                                                                         --------------
                                                                                                             2,832,000
                                                                                                         --------------
                Publishing (0.2%)
       6,000    Affiliated Newspapers Investments, Inc. (Class B)  ......................................      180,000
      30,400    BFP Holdings, Inc. (Class D) - 144A**  ..................................................    1,124,800
                                                                                                         --------------
                                                                                                             1,304,800
                                                                                                         --------------
                Restaurants (0.0%)
       6,000    American Restaurant Group Holdings, Inc. - 144A**  ......................................       90,000
                                                                                                         --------------
                Retail (0.1%)
       7,333    Finlay Enterprises Inc. (Class A)  ......................................................      100,829
     101,000    Thrifty Payless Holdings, Inc. (Class C)  ...............................................      416,625
                                                                                                         --------------
                                                                                                               517,454
                                                                                                         --------------
                TOTAL COMMON STOCKS
                (Identified Cost $7,657,545)  ...........................................................    9,856,988
                                                                                                         --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

 NUMBER OF                                                                                 EXPIRATION
 WARRANTS                                                                                     DATE         VALUE
---------------------------------------------------------------------------------------- ------------ --------------
              WARRANTS (a) (0.1%)
              Aerospace (0.0%)
     1,000    Sabreliner Corp. (Restricted) - 144A**  ...................................   04/15/03      $  10,000
                                                                                                      --------------
              Containers (0.0%)
     2,000    Crown Packaging Holdings, Ltd. (Canada) - 144A**  .........................   11/01/03       110,000
                                                                                                      --------------
              Entertainment/Gaming & Lodging (0.0%)  ....................................
     9,500    Fitzgeralds Gaming Corp. - 144A**  ........................................   03/15/99        95,000
                                                                                                      --------------
              Manufacturing (0.0%)
     3,500    BPC Holdings Corp.  .......................................................   04/15/04        43,750
    40,000    Uniroyal Technology Corp.  ................................................   06/01/03       100,000
                                                                                                      --------------
                                                                                                           143,750
                                                                                                      --------------
              Oil & Gas (0.0%)
     3,450    Empire Gas Corp.  .........................................................   07/15/04        34,500
                                                                                                      --------------
              Retail (0.1%)
     2,000    County Seat Holdings Co.  .................................................   10/15/98        45,000
   109,890    New Cort Holdings Corp.  ..................................................   09/01/98       219,780
                                                                                                      --------------
                                                                                                           264,780
                                                                                                      --------------
              Retail - Food Chains (0.0%)
    16,278    Grand Union Co. (Series 1) (b)  ...........................................   06/16/00        16,278
    32,558    Grand Union Co. (Series 2) (b)  ...........................................   06/16/00        16,279
                                                                                                      --------------
                                                                                                            32,557
                                                                                                      --------------
              TOTAL WARRANTS
              (Identified Cost $417,808)  ............................................................     690,587
                                                                                                      --------------

  PRINCIPAL
  AMOUNT IN                                                                         COUPON   MATURITY
  THOUSANDS                                                                          RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS (4.4%)
                 IRELAND (1.2%)
                 Government Obligation
IEP    4,187     Irish Exchequer Note (e)  .......................................   7.36 %  01/05/96    6,707,507
                                                                                                      --------------
                 TIME DEPOSITS (f) (1.4%)
                 ITALY (0.8%)
                 Banking - International
ITL   5,433 M    Bank of New York  ...............................................  10.375   11/03/95    3,417,211
      1,276 M    Bankers Trust  ..................................................  10.50    11/03/95      802,750
                                                                                                      --------------
                 TOTAL ITALY  ........................................................................   4,219,961
                                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

  PRINCIPAL
  AMOUNT IN                                                                         COUPON   MATURITY
  THOUSANDS                                                                          RATE      DATE        VALUE
-----------------------------------------------------------------------------------------------------------------
                 SWEDEN (0.6%)
                 Banking - International
SEK   19,898     Bankers Trust  ..................................................  8.50  % 11/03/95    $  3,002,754
                                                                                                      --------------
                 TOTAL TIME DEPOSITS  ................................................................     7,222,715
                                                                                                      --------------
                 UNITED STATES (1.8%)
                 U.S. GOVERNMENT AGENCY (1.1%)
  $    5,900     Student Loan Marketing Association (e)  .........................  5.82    11/01/95       5,900,000
                                                                                                      --------------
                 REPURCHASE AGREEMENT (0.7%)
       4,105     The Bank of New York (dated 10/31/95; proceeds $4,105,578;
                 collateralized by $4,697,518 Federal National Mortgage Assoc.
                 7.50%
                 due 04/25/19 valued at $4,386,512) (Identified Cost $4,104,915)    5.8125  11/01/95       4,104,915
                                                                                                      --------------
                 TOTAL UNITED STATES  ................................................................    10,004,915
                                                                                                      --------------
                 TOTAL SHORT-TERM INVESTMENTS
                 (Identified Cost $23,305,716)  ......................................................    23,935,137
                                                                                                      --------------
                 TOTAL INVESTMENTS
                 (Identified Cost $555,108,069) (h)  ......................................      101.4%  549,932,489
                 LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ..........................       (1.4)    (7,388,796)
                                                                                                      --------------
                 NET ASSETS  ..............................................................      100.0% $542,543,693
                                                                                                      ==============

------------

   M   In millions.

   *   Adjustable rate. Rate shown is the rate in effect at October 31, 1995.

   **  Resale is restricted to qualified institutional investors.

   *** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.

   ++ Consists of one or more class of securities traded together as a unit; generally bonds with attached stocks/warrants.

   +   Payment-in-kind security.

   ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.

   (a) Non-income producing security.

   (b) Acquired through exchange offer.

   (c) Non-income producing security, issuer in bankruptcy.

   (d) Non-income producing security, issuer in default.

   (e) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield. The money market equivalent yield for the Irish Exchequer Note does not reflect the effect of exchange rates.

   (f) Subject to withdrawal restrictions until maturity.

   (g) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.

   (h) The aggregate cost for federal income tax purposes is $555,406,174; the aggregate gross unrealized appreciation is $16,639,031 and the aggregate gross unrealized depreciation is $22,112,716, resulting in net unrealized depreciation of $5,473,685.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1995:

                                              UNREALIZED
   CONTRACTS      IN EXCHANGE    DELIVERY    APPRECIATION/
   TO DELIVER         FOR          DATE     (DEPRECIATION)
--------------  -------------  ----------  ---------------
CAD  10,000,000   $ 7,340,527    11/07/95     $  (102,550)
CAD  14,000,000   $10,218,978    11/27/95        (209,047)
DEM  34,500,000   $23,955,006    11/24/95        (459,023)
DEM  17,141,320   $11,630,696    05/29/96        (523,110)
DEM   3,550,000   $ 2,531,194    06/14/96          23,662
DEM   3,770,000   $ 2,688,057    06/14/96          22,111
DEM  22,070,000   $14,933,351    09/11/96        (720,907)
                                           ---------------
   Net unrealized depreciation ..........     $(1,968,864)
                                           ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $555,108,069) ......................................    $549,932,489
Cash (including $1,041,582 in foreign currency) ......................       3,090,858
Unrealized appreciation on open forward foreign currency contracts  ..          45,773
Receivable for:
  Interest ...........................................................      13,268,294
  Investments sold ...................................................       3,627,891
  Compensated forward foreign currency contracts .....................       1,926,935
  Shares of beneficial interest sold .................................       1,497,495
  Foreign withholding taxes reclaimed ................................         176,339
Deferred organizational expenses .....................................          43,421
Prepaid expenses .....................................................          16,464
                                                                       --------------
  TOTAL ASSETS .......................................................     573,625,959
                                                                       --------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts  ..       2,014,637
Payable for:
  Investments purchased ..............................................      23,173,636
  Compensated forward foreign currency contracts .....................       4,194,384
  Dividends to shareholders ..........................................         624,807
  Plan of distribution fee ...........................................         400,663
  Shares of beneficial interest repurchased ..........................         316,256
  Investment management fee ..........................................         188,547
Accrued expenses .....................................................         169,336
                                                                       --------------
  TOTAL LIABILITIES ..................................................      31,082,266
                                                                       --------------
NET ASSETS:
Paid-in-capital ......................................................     554,996,010
Net unrealized depreciation ..........................................      (7,001,870)
Accumulated undistributed net investment income ......................       3,816,429
Accumulated net realized loss ........................................      (9,266,876)
                                                                       --------------
   NET ASSETS ........................................................    $542,543,693
                                                                       ==============
NET ASSET VALUE PER SHARE,
 56,403,092 shares outstanding (unlimited shares authorized of $.01 par
 value) ..............................................................    $       9.62
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

 NET INVESTMENT INCOME:
INTEREST INCOME (net of $84,313 foreign withholding tax)  ...........    $45,680,948
                                                                      -------------
EXPENSES
Plan of distribution fee ............................................      3,986,348
Investment management fee ...........................................      1,875,972
Transfer agent fees and expenses ....................................        320,255
Custodian fees ......................................................        264,505
Registration fees ...................................................         99,308
Professional fees ...................................................         82,363
Shareholder reports and notices .....................................         67,456
Organizational expenses .............................................         30,186
Trustees' fees and expenses .........................................         24,096
Other ...............................................................         13,018
                                                                      -------------
  TOTAL EXPENSES ....................................................      6,763,507
                                                                      -------------
  NET INVESTMENT INCOME .............................................     38,917,441
                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments .......................................................      1,692,051
  Foreign exchange transactions .....................................     (8,346,086)
                                                                      -------------
  TOTAL LOSS ........................................................     (6,654,035)
                                                                      -------------
Net change in unrealized depreciation on:
  Investments .......................................................     15,637,492
  Translation of forward foreign currency contracts, other assets
 and  liabilities denominated in foreign currencies .................        (12,571)
                                                                      -------------
  TOTAL APPRECIATION ................................................     15,624,921
                                                                      -------------
  NET GAIN ..........................................................      8,970,886
                                                                      -------------
NET INCREASE ........................................................    $47,888,327
                                                                      =============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEAR      FOR THE YEAR
                                                      ENDED OCTOBER     ENDED OCTOBER
                                                         31, 1995          31, 1994
--------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .............................    $ 38,917,441        $ 24,862,000
Net realized loss .................................      (6,654,035)         (7,411,360)
Net change in unrealized depreciation .............      15,624,921         (22,174,645)
                                                    ----------------  ----------------
  NET INCREASE (DECREASE) .........................      47,888,327          (4,724,005)
                                                    ----------------  ----------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .............................     (35,658,766)        (20,310,107)
Net realized gain .................................         --                 (281,210)
Paid-in-capital ...................................         --               (3,939,838)
                                                    ----------------  ----------------
  TOTAL ...........................................     (35,658,766)        (24,531,155)
                                                    ----------------  ----------------
Net increase from transactions in shares of
 beneficial interest ..............................     123,275,734         269,156,860
                                                    ----------------  ----------------
  TOTAL INCREASE ..................................     135,505,295         239,901,700
NET ASSETS:
Beginning of period ...............................     407,038,398         167,136,698
                                                    ----------------  ----------------
  END OF PERIOD
  (including undistributed net investment income
 of  $3,816,429 and $998,743, respectively)  ......    $542,543,693        $407,038,398
                                                    ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of approximately $151,000 which have been fully reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $1,026,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                              PURCHASES          SALES
                                           --------------  ---------------
Corporate Bonds ..........................   $182,730,323    $140,009,322
Foreign Government Bonds .................    232,912,308     180,505,501
U.S. Government and Agencies Obligations       91,636,094      58,230,151

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $35,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,393. At October 31, 1995, the Fund had an accrued pension liability of $16,578 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                                     OCTOBER 31, 1995                OCTOBER 31, 1994
                                              -----------------------------  ------------------------------
                                                  SHARES          AMOUNT          SHARES          AMOUNT
                                              -------------  --------------  --------------  --------------
Sold ........................................   21,219,776     $201,648,052     36,245,110     $358,205,287
Reinvestment of dividends and distributions      1,592,451       15,089,111      1,119,356       10,865,837
                                              -------------  --------------  --------------  --------------
                                                22,812,227      216,737,163     37,364,466      369,071,124
Repurchased .................................   (9,852,773)     (93,461,429)   (10,300,421)     (99,914,264)
                                              -------------  --------------  --------------  --------------
Net increase ................................   12,959,454     $123,275,734     27,064,045     $269,156,860
                                              =============  ==============  ==============  ==============

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Fund had a net capital loss carryover of approximately $6,701,000 of which $3,024,000 will be available through October 31, 2002 and $3,677,000 will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations.

DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended
October 31, 1995, paid-in-capital was charged $76,727, undistributed net investment income was charged $440,989 and accumulated net realized loss was credited $517,716.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

At October 31, 1995, there were no outstanding forward contracts other than those used to manage foreign currency exposure associated with some of the Fund's foreign currency denominated holdings.

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                               FOR THE PERIOD
                                            FOR THE YEAR ENDED OCTOBER 31      APRIL 9, 1992*
                                         ----------------------------------       THROUGH
                                             1995        1994        1993     OCTOBER 31, 1992
---------------------------------------  ----------  ----------  ---------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..    $ 9.37      $10.20      $10.01   $10.00
                                         ----------  ----------  ----------  ----------------
Net investment income ..................      0.77        0.74        0.77     0.37
Net realized and unrealized gain (loss)       0.20       (0.80)       0.20     --
                                         ----------  ----------  ----------  ----------------
Total from investment operations  ......      0.97       (0.06)       0.97     0.37
                                         ----------  ----------  ----------  ----------------
Less dividends and distributions from:
 Net investment income .................     (0.72)      (0.64)      (0.73)   (0.36)
 Net realized gain .....................      --         (0.01)      (0.05)    --
 Paid-in-capital .......................      --         (0.12)       --       --
                                         ----------  ----------  ----------  ----------------
Total dividends and distributions  .....     (0.72)      (0.77)      (0.78)   (0.36)
                                         ----------  ----------  ----------  ----------------
Net asset value, end of period .........    $ 9.62      $ 9.37      $10.20   $10.01
                                         ==========  ==========  ==========  ================
TOTAL INVESTMENT RETURN+ ...............     10.76%      (0.69)%     10.00%    3.73%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................      1.44%       1.51%       1.58%(4) 0.85%(2)(3)
Net investment income ..................      8.30%       7.91%       7.92%(4) 7.86%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands    $542,544    $407,038    $167,137  $55,297
Portfolio turnover rate ................        87%         60%        117%      37%(1)

------------

   *   Commencement of operations.

   +   Does not reflect the deduction of sales charge.

   (1) Not annualized.

   (2) Annualized.

   (3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 2.08% and 6.63%, respectively.

   (4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above expense and net investment income ratios would have been 1.66% and 7.84%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVERSIFIED INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER DIVERSIFIED INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Diversified Income Trust (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period April 9, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 12, 1995

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and General Counsel
Peter M. Avelar
Vice President
Rajesh K. Gupta
Vice President
Vinh Q. Tran
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER
DIVERSIFIED
INCOME TRUST

ANNUAL REPORT
OCTOBER 31, 1995